ADVANCED SERIES TRUST

AST Global Real Estate Portfolio

Supplement dated September 19, 2016 to the Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Global Real Estate Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

The Board of Trustees of the Trust recently approved changing the benchmark of the Portfolio. This change is expected to become effective on or about November 1, 2016.

To reflect this change, the Summary Prospectus is hereby revised as follows, effective November 1, 2016:

I.	The following paragraph has been added to the “Past Performance” section of the Summary Prospectus relating to the Portfolio:

Note : The Portfolio no longer compares its performance to the S&P Developed BMI Property Net Index because the Manager believes that the FTSE EPRA/NAREIT Developed Real Estate Net Index provides a more appropriate basis for performance comparisons.

II.	The Index table in the “Past Performance” section of the Summary Prospectus relating to the Portfolio is hereby deleted and replaced with the following Index table:

Index	1 Year	5 Years	Since Inception (5/1/08)
FTSE EPRA/NAREIT Developed Real Estate Net Index (reflects no deduction for fees, expenses or taxes)	13.30%	8.71%	3.92%
S&P Developed BMI Property Index (reflects no deduction for fees, expenses or taxes)	13.29%	9.06%	4.29%

*Information is as of July 31, 2016.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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